Exhibit 10.34.2
SUBSIDIARY GUARANTY
     Subsidiary Guaranty, dated as of January 27, 2006 by and among the undersigned and such other Persons which may become party hereto from time to time by executing a joinder (in the form of Appendix 1 hereto) (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”), in favor of each of the Lenders (as defined herein) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for itself and for the other financial institutions (collectively, the “Lenders”) which are or may become parties to the Credit Agreement dated as of December 12, 2005, among FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership (the “Borrowers”), the Administrative Agent, and the Lenders (as amended or modified, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.
     WHEREAS, the Borrowers, the Administrative Agent, the Lenders and the other parties thereto have entered into the Credit Agreement;
     WHEREAS, the Borrowers and each Subsidiary Guarantor are members of a group of related entities, the success of each of which is dependent in part on the success of the other members of such group;
     WHEREAS, each Subsidiary Guarantor expects to receive substantial direct and indirect benefits from the Revolving Loans made by each Lender to the Borrowers pursuant to the Credit Agreement (which benefits are hereby acknowledged);
     WHEREAS, the Borrowers have covenanted and agreed with the Lenders, that pursuant to Section 5.13 of the Credit Agreement, the undersigned Subsidiary Guarantors shall execute and deliver this Subsidiary Guaranty; and
     WHEREAS, each Subsidiary Guarantor wishes to guaranty the Borrowers’ obligations to the Lenders and the Administrative Agent under and in respect of the Credit Agreement as herein provided.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Guaranty of Payment and Performance of Obligations. In consideration of the Lenders’ extending credit, or otherwise, in their discretion, giving time, financial or banking facilities or accommodations to the Borrowers, each Subsidiary Guarantor hereby jointly and severally, absolutely, irrevocably and unconditionally guarantees to the Administrative Agent and each Lender that the Borrowers will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Administrative Agent’s head office, (i) all indebtedness, obligations and liabilities of the Borrowers to any of the Lenders and the Administrative Agent, individually or collectively, under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or other instruments at any time evidencing any obligations thereunder, whether existing on the date of the Credit Agreement or arising or incurred thereafter, direct or indirect, secured or unsecured, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code; and (ii) without limitation of the foregoing, all reasonable fees, costs and expenses incurred by the Administrative Agent or the Lenders in attempting to collect or enforce any of the foregoing, accrued in each case to the date of payment thereof (collectively the “Obligations” and individually an “Obligation”). This Subsidiary Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrowers of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that any Lender or the Administrative Agent first attempt to collect any of the Obligations from the Borrowers or resort to any security or other means of obtaining payment of any of the Obligations which any Lender or the Administrative Agent now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any Event of Default which is continuing by the Borrowers in the full and punctual payment and performance of the Obligations, the liabilities and obligations of each Subsidiary Guarantor hereunder shall, at the option of the Administrative Agent, become forthwith due and payable to the Administrative Agent and to the Lender or Lenders owed the same without demand or notice of any nature, all of which are expressly waived by each Subsidiary Guarantor, except for notices required to be given to the Borrowers under the Loan Documents. Payments by the Subsidiary Guarantors hereunder may be required by any Lender or the Administrative Agent on any number of occasions.
     2. Subsidiary Guarantor’s Further Agreements to Pay. Each Subsidiary Guarantor further jointly and severally agrees, as the principal obligor and not as a guarantor only, to pay to each Lender and the Administrative Agent forthwith upon demand, in funds immediately available to such Lender or the Administrative Agent, all costs and expenses (including court costs and legal fees and expenses) incurred or expended by the Administrative Agent or such Lender in connection with this Subsidiary Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Subsidiary Guaranty from the time after such amounts become due at the default rate of interest set forth in the Credit Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.
     3. Payments. Each Subsidiary Guarantor jointly and severally covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. Without limiting the generality of the foregoing, each Subsidiary Guarantor’s obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than the currency in which the Obligation is denominated (the “Obligation Currency”) or at a place other than the place specified for the payment of the Obligation, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Obligation Currency and transferred to New York, New York, U.S.A., under normal banking procedures does not yield the amount of Obligation Currency due thereunder.
     4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction for any Indemnified Taxes or Other Taxes, which are now or may hereafter be imposed, levied or assessed by any Governmental Authority on payments hereunder, all of which will be for the account of and paid by the Subsidiary Guarantors. If for any reason, any such reduction is made or any Taxes are paid by the Administrative Agent or any Lender (except for taxes on income or profits of such Administrative Agent or Lender), each Subsidiary Guarantor jointly and severally agrees to pay to the Administrative Agent or such Lender such additional amounts as may be necessary to ensure that the Administrative Agent or such Lender receives the same net amount which it would have received had no such reduction been made or Taxes paid.
     5. Consent to Jurisdiction. Each Subsidiary Guarantor agrees that any suit for the enforcement of this Subsidiary Guaranty or any of the other Loan Documents may be brought in the courts of the State of New York sitting in New York, New York or any federal court sitting in New York, New York and consents to the non-exclusive jurisdiction of such courts and the service of process in any such suit being made upon such Subsidiary Guarantor by mail at the address specified herein. Except to the extent such waiver is expressly prohibited by law, each Subsidiary Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
     6. Liability of each Subsidiary Guarantor. The Administrative Agent and each Lender have and shall have the absolute right to enforce the liability of each Subsidiary Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty or against any other Subsidiary Guarantor, and the release or discharge of any Subsidiary Guarantor or other guarantor of any Obligations shall not affect the continuing liability of each Subsidiary Guarantor hereunder that has not been released or discharged.
     It is the intention and agreement of each Subsidiary Guarantor, the Administrative Agent and the Lenders that the obligations of each Subsidiary Guarantor under this Subsidiary Guaranty shall be joint and several and valid and enforceable against each Subsidiary Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Subsidiary Guaranty creating any obligation of any Subsidiary Guarantor in favor of the Administrative Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Subsidiary Guarantors, the Administrative Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of each of the other Subsidiary Guarantors to the Administrative Agent and the Lenders created by other provisions of this Subsidiary Guaranty shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Administrative Agent or the Lenders may be otherwise entitled to collect from any Subsidiary Guarantor under this Subsidiary Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to such Subsidiary Guarantor’s obligations under this Subsidiary Guaranty, it is the stated intention and agreement of the Subsidiary Guarantors, the Administrative Agent and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Administrative Agent and the Lenders from each of the other Subsidiary Guarantors, jointly and severally.
     7. Representations and Warranties; Covenants. (a) Each Subsidiary Guarantor hereby makes and confirms the representations and warranties made on its behalf by the Borrowers pursuant to §3 of the Credit Agreement, as if such representations and warranties were set forth herein. Each Subsidiary Guarantor hereby agrees to perform the covenants set forth in §§5 and 6 of the Credit Agreement (to the extent such covenants expressly apply to such Subsidiary Guarantor) as if such covenants were set forth herein. Each Subsidiary Guarantor acknowledges that it is, on a collective basis with the Borrowers and all other Subsidiary Guarantors, bound by the financial covenants and other covenants set forth in §6.1 of the Credit Agreement. Each Subsidiary Guarantor hereby confirms that it shall be bound by all acts or omissions of the Borrowers pursuant to the Credit Agreement.
          (b) Each Subsidiary Guarantor is a limited liability company, limited partnership, corporation, or other legal entity, as applicable, duly formed or organized, validly existing and in good standing under the laws of the state of its formation or organization; each Subsidiary Guarantor has all requisite limited liability company, limited partnership, corporate or other legal entity power, as applicable, to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and such Subsidiary Guarantor is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the properties and Unencumbered Assets owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a Material Adverse Effect. The execution, delivery and performance of this Subsidiary Guaranty and the transactions contemplated hereby (i) are within the authority of such Subsidiary Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Subsidiary Guarantor and any member, manager, or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Subsidiary Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Subsidiary Guarantor, (iv) do not conflict with any provision of the Certificate of Organization or Formation, the limited liability company agreement, articles of incorporation, bylaws, or other authority documents of such Subsidiary Guarantor or the authority documents of any controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of

Default or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Subsidiary Guarantor or any of such Subsidiary Guarantor’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not have a Material Adverse Effect) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Subsidiary Guarantor.
          (c) The Guaranty has been duly executed and delivered and constitutes the legal, valid and binding obligations of each Subsidiary Guarantor, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
          (d) The execution, delivery and performance by each Subsidiary Guarantor of this Subsidiary Guaranty and the transactions contemplated hereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law.
     8. Effectiveness. The obligations of each Subsidiary Guarantor under this Subsidiary Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of a Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability of the Obligations by reason of applicable bankruptcy laws or any other similar law, or by reason of any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations, shall impair, affect, be a defense to or claim against the obligations of any Subsidiary Guarantor under this Subsidiary Guaranty.
     9. Freedom of Lender to Deal with Borrowers and Other Parties. The Administrative Agent and each Lender shall be at liberty, without giving notice to or obtaining the assent of any Subsidiary Guarantor and without relieving any Subsidiary Guarantor of any liability hereunder, to deal with the Borrowers and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Administrative Agent or such Lender in its sole discretion deems fit, and to this end each Subsidiary Guarantor gives to the Administrative Agent and each Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrowers at such times, in such amounts and on such terms as the Administrative Agent or such Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation of the Borrowers or of any other party to the Administrative Agent or such Lender, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Administrative Agent or any Lender now has or may acquire after the date hereof, (e) accept partial payments from the Borrowers or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrowers or any such other party.
     10. Unenforceability of Obligations Against Borrowers; Invalidity of Security or Other Guaranties. If for any reason a Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from a Borrower by operation of law or for any other reason, this Subsidiary Guaranty shall nevertheless be binding on each Subsidiary Guarantor to the same extent as if such Subsidiary Guarantor at all times had been the principal debtor on all such Obligations. This Subsidiary Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.
     11. Waivers by Subsidiary Guarantor. Each Subsidiary Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by the Administrative Agent or any Lender in reliance hereon, and any requirement that the Administrative Agent or any Lender be diligent or prompt in making demands hereunder, giving notice of any default by the Borrowers or asserting any other rights of the Administrative Agent or any Lender hereunder. Each Subsidiary Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses in the nature of suretyship that at any time may be available in respect of such Subsidiary Guarantor’s obligations hereunder by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.
     12. Restriction on Subrogation and Contribution Rights. Notwithstanding any other provision to the contrary contained herein or provided by applicable law, unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full, each Subsidiary Guarantor hereby irrevocably defers and agrees not to enforce any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrowers on account of payments made under this Subsidiary Guaranty, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity, and further waives any benefit of and any right to participate in any collateral which may be held by the Administrative Agent or any Lender or any affiliate of the Administrative Agent or any Lender. In addition, each Subsidiary Guarantor will not claim any set-off or counterclaim against the Borrowers in respect of any liability it may have to the

Borrowers unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full.
     Subject to the foregoing and the indefeasible performance and payment in full of the Obligations, each Subsidiary Guarantor acknowledges that all other Subsidiary Guarantors shall have contribution rights against such Subsidiary Guarantor in accordance with applicable law and in accordance with each such Person’s benefits received under the Credit Agreement and the Loans.
     13. Demands. Any demand on or notice made or required to be given pursuant to this Subsidiary Guaranty shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:
(a) if to the Subsidiary Guarantors, at
c/o FelCor Lodging Trust Incorporated
545 E. John Carpenter Freeway, Suite 1300
Irving, TX 75062
Attention: General Counsel
or at such other address for notice as the Subsidiary Guarantors shall last have furnished in writing to the Administrative Agent;
(b) if to the Administrative Agent, at
JP Morgan Chase Bank, N.A.
Loan and Agency Services Group
1111 Fannin Street
10th Floor
Houston, TX 77002,
with a copy to,
JP Morgan Chase Bank, N.A.
277 Park Avenue
New York, New York 10172
Attention: Donald Shokrian
or at such other address for notice as the Administrative Agent shall last have furnished in writing to the Subsidiary Guarantors; and
(c) if to any Lender, at such Lender’s address as set forth in its Administrative
Questionnaire.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the confirmed transmission of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, return receipt requested, on the fifth Business Day following the mailing thereof.
     14. Amendments, Waivers, Etc. No provision of this Subsidiary Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Administrative Agent and the Subsidiary Guarantors expressly referring to the provision of this Subsidiary Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Administrative Agent or the Lenders or any of them in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.
     15. Further Assurances. Each Subsidiary Guarantor at its sole cost and expense agrees to do all such things and execute, acknowledge and deliver all such documents and instruments as the Administrative Agent from time to time may reasonably request in order to give full effect to this Subsidiary Guaranty and to perfect and preserve the rights and powers of the Administrative Agent and the Lenders hereunder.
     16. Miscellaneous Provisions. This Subsidiary Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the State of New York and shall inure to the benefit of the Administrative Agent, each Lender and its respective successors in title and assigns permitted under the Credit Agreement, and shall be binding on each Subsidiary Guarantor and each Subsidiary Guarantor’s successors in title, assigns and legal representatives. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Subsidiary Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Subsidiary Guaranty shall be equally applicable to the singular and plural forms of the terms defined.
     17. WAIVER OF JURY TRIAL. EXCEPT TO THE EXTENT SUCH WAIVER IS EXPRESSLY PROHIBITED BY LAW, EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS SUBSIDIARY GUARANTY, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, AMONG THE SUBSIDIARY GUARANTORS, THE BORROWERS, THE ADMINISTRATIVE AGENT AND/OR THE LENDERS. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY

DOCUMENT EXECUTED BY THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT OR THE LENDERS AND DELIVERED TO THE ADMINISTRATIVE AGENT OR THE LENDERS, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENTS SHALL CONTAIN SUCH A WAIVER OF JURY TRIAL. EACH SUBSIDIARY GUARANTOR CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.
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     IN WITNESS WHEREOF, each Subsidiary Guarantor has executed and delivered this Subsidiary Guaranty as of the date first above written.
FELCOR/CSS HOLDINGS, L.P., a Delaware limited
partnership
By: FelCor CSS Hotels, L.L.C., a Delaware limited
       liability company, its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR HOTEL ASSET COMPANY, L.L.C., a Delaware limited
liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR PENNSYLVANIA COMPANY, L.L.C., a Delaware
limited liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR LODGING HOLDING COMPANY, L.L.C., a Delaware
limited liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FHAC TEXAS HOLDINGS, L.P., a Texas limited partnership
By: FelCor Hotel Asset Company, L.L.C., a Delaware
       limited liability company, its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR CANADA CO., a Nova Scotia unlimited liability
company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR OMAHA HOTEL COMPANY, L.L.C., a Delaware limited
liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR TRS HOLDINGS, L.P., a Delaware limited
partnership
By: FelCor TRS I, L.L.C., a Delaware limited liability
       company, its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

MYRTLE BEACH HOTELS, L.L.C., a Delaware limited
liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR TRS BORROWER 1, L.P., a Delaware limited
partnership
By: FelCor TRS Borrower GP 1, L.L.C., a Delaware
       limited liability company, its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR TRS GUARANTOR, L.P., a Delaware limited
partnership
By: FelCor TRS Guarantor GP, L.L.C., a Delaware
       limited liability company, its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

CENTER CITY HOTEL ASSOCIATES, a Pennsylvania limited
partnership
By: FelCor Philadelphia Center, L.L.C., a Delaware
       limited liability company its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR LODGING COMPANY, L.L.C., a Delaware limited
liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR TRS BORROWER 3, L.P., a Delaware limited
partnership
By: FelCor TRS Borrower GP 3, L.L.C., a Delaware
       limited liability company, its general partner

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

FELCOR TRS BORROWER 4, L.L.C., a Delaware limited
liability company

By:	/s/ Joel M. Eastman
Name:	Joel M. Eastman
Title:	Vice President

Appendix 1
FORM OF JOINDER AGREEMENT
(SUBSIDIARY GUARANTY)
Dated as of ______ __, 20___
JPMorgan Chase Bank, N.A.,
   as Administrative Agent
277 Park Avenue
New York, New York 10172
Attention: Donald Shokrian (Fax: 646-534-0574)
Ladies and Gentlemen:
          Reference is hereby made to (a) the Credit Agreement, dated as of December 12, 2005 (as amended and in effect from time to time, the “Credit Agreement”), by and among FELCOR LODGING TRUST INCORPORATED and FELCOR LODGING LIMITED PARTNERSHIP (the “Borrowers”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for itself and the Lenders (the “Administrative Agent”), (b) the Subsidiary Guaranty dated as of January 23, 2006 (the “Subsidiary Guaranty”) from certain subsidiaries of the Borrowers to the Lenders and the Administrative Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings given thereto in the Credit Agreement.
     1. Joinder to Subsidiary Guaranty.
          The Undersigned,                     , a                     , (the “Undersigned”) hereby joins the Subsidiary Guaranty as a Subsidiary Guarantor and agrees to comply with and be bound by all of the terms, conditions and covenants of the Subsidiary Guaranty. Without limiting the generality of the preceding sentence, the Undersigned agrees that it shall be jointly and severally liable, together with the other Subsidiary Guarantors thereunder, for the guaranty of the payment and performance of all obligations of the Borrowers under the Credit Agreement as further set forth therein.
          From and after the Effective Date hereof (as hereinafter defined), all references in the Loan Documents to the “Subsidiary Guarantors” shall for all purposes be deemed to include the Undersigned.
     2. New Subsidiary Guarantor’s Representations and Warranties.
          The Undersigned represents and warrants to the Administrative Agent and the Lenders that:

a.	it is capable of complying with and is in compliance with all of the provisions of the Subsidiary Guaranty, the Credit Agreement and the other Loan Documents applicable to it;

b.	each of the representations and warranties set forth in §3 of the Credit Agreement made on its behalf by the Borrowers, except as set forth on Schedule 2(b) attached hereto and each of the representations and warranties set forth in §7 of the Subsidiary Guaranty is true and correct in all material respects with respect to the Undersigned as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date);

c.	Schedule 2(c) attached hereto sets forth a true and accurate description of the Subsidiary Guarantors and the revised Schedule 3.15 attached hereto sets forth a true and accurate list of the properties and Unencumbered Assets.

d.	upon the execution of this Joinder Agreement, the Undersigned will be jointly and severally liable, together with the other Subsidiary Guarantors, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as set forth in the Subsidiary Guaranty.
     3. Delivery of Documents.
     The Undersigned hereby agrees that it shall comply with the requirements of §5.13 of the Credit Agreement and shall deliver the items referenced therein to the Administrative Agent concurrently with this Joinder Agreement (the date on which all such documents shall have been delivered to the Administrative Agent being hereinafter referred to as the “Effective Date”), each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.
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     This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

By:
Name:
Title:
Accepted and Agreed:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title: